Exhibit 99.1

UBS Energy Presentation August 2005 PEABODY ENERGY

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of July 19, 2005. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: growth in coal and power markets; future economic conditions; weather; rail, barge and port performance and costs; ability to renew sales contracts; successful implementation of business strategies; regulatory and court decisions; future legislation; changes in post-retirement benefit and pension obligations; labor relations; negotiation of labor contracts and labor availability and relations; capacity and cost of surety bonds and letters of credit; effects of currency exchange rates; risks associated with customers; risk associated with performance of suppliers; performance risks related to high margin metallurgical coal production; geology and equipment risks inherent to mining; terrorist attacks or threats; replacement of reserves; implementation of new accounting standards and Medicare rules; inflationary trends; effects of interest rates; effects of acquisitions or divestitures; revenues related to synthetic fuel production; revenues and other risks detailed in the company's reports filed with the Securities and Exchange Commission, including the management Discussion and Analysis of the Annual Report filed on Form 10-K. We disclaim any intent or obligation to update these forward-looking statements. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment charges, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to the most comparable GAAP measure, we refer you to PeabodyEnergy.com. 7/19/05

Investment Highlights An expanding global product line serving high-growth markets Safe, low-cost operations fuel more than 10% of U.S. electricity & 3% of worldwide electricity Sales & trading skills enhance 1 billion ton sales backlog Excellent growth opportunities Organic growth through leading reserve base Synergistic acquisitions using transaction skills Longer term growth from new generating plants Expanding market growth from "Btu Conversion" technologies Upside to favorable market fundamentals Proven management team with record of performance World's Largest Coal Company

An Industry With A Bright Future

Source: World Energy Outlook 2004, International Energy Agency. Global Energy Demand 1971 - 2030 Million Tonnes of Oil Equivalent Coal Will Step Forward If Oil & Gas Fail to Perform INDUSTRY OVERVIEW Coal: Most Reliable Energy Source Projected to Grow >50% by 2030 +52% +70% +146% +2,286% +57% +51% +89% +10% 2002 - 2030

Global Coal Use Soars 25%, or 1.1 Billion Tons, in 3 Years Three-Year Percent Change in Global Energy Consumption Source: BP Statistical Review of World Energy, 2003, 2004 & 2005. Coal Natural Gas Oil Hydro Nuclear 2002 - 2004 25.3 9.1 5.9 7.6 3.9 25.3% Percent Change 2001 - 2004 9.1% 5.9% 7.6% 3.9% Coal Natural Gas Oil Hydro Nuclear INDUSTRY OVERVIEW

China, India & U.S. Fuel Long-Term Coal Growth Key Areas of Coal Demand Growth Through 2025 +507 +77 +41 +251 +1,374 +51 +36 +54 +74 +18 Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2004. Growth in Total Annual Coal Demand (Million Short Tons) INDUSTRY OVERVIEW -111

* U.S. Forecasts Largest Increase in Coal Generation in Decades * Timing not yet committed. Source: U.S. Department of Energy's National Energy Technology Laboratory. U.S. Coal Generation Additions, 1940 - 2010+ INDUSTRY OVERVIEW

Long-Term Growth Will Also Come from New International Coal Generation Source: Platts new power plant international database, 2005. 1,024 Planned Units Worldwide Represent 415 GW of Capacity Korea South-East Power Company 1,600 MW Yonghung Plant Complete Dec. 2004 INDUSTRY OVERVIEW

INDUSTRY
OVERVIEW

"Btu Conversion" Technologies Economic at Today's Energy Prices

Gasification



Coal Gasification Research Facility, Alabama

- IGCC developers: GE, Bechtel, Fluor
- IGCC deployment: Southern Company, Tampa Electric
- Pipeline-quality gas forecast at \$5 - \$6/MM Btu
- Energy Bill includes incentives to advance gasification

Liquefaction



Planned "Coal to Diesel" Plant in Erdos, China

- China plans \$15 billion in coal liquefaction plants
- Developers include Sasol, Royal Dutch Shell, & Shenhua
- Cost effective at \$35 - \$40/barrel oil

Hydrogen



Proposed "Zero-Emissions" FutureGen Project

- Coal vital to hydrogen initiatives
- H2 can generate electricity using fuel cells
- Peabody part of group to advance FutureGen, including carbon sequestration

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Proven Oil Reserves in Continental United States 121.5 184.9 Peabody's Proven & Probable Coal Reserves Natural Gas Reserves in Continental United States Proven Oil & Gas Reserves of Largest Energy Co. 160.2 108.3 Source: 2004 annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Peabody's Reserve Base is Unparalleled INDUSTRY OVERVIEW Energy Value, Quadrillion British Thermal Units

A 100-foot coal seam at Peabody's Rawhide Mine in the Powder River Basin of Wyoming COMPANY REVIEW

Peabody: The Worldwide Leader in Coal Sales & Reserves Source: 2004 company reports & websites, SEC filings, and Peabody estimates. Values are on a short-ton basis. COMPANY REVIEW Rio Tinto BHP CONSOL Arch Foundation Anglo-American Xstrata Natural Resource Partners Massey Yanzhou Coal North American Penn Virginia Alpha Natural Resources Westmoreland Alliance Resource Partners Fording James River Coal Luscar Reserves (tons in billions) 2004 Sales (tons in millions) Shenhua

Strategy One: Manage Safe, Low-Cost, World-Class Operations Market position as of December 31, 2004. 2004 sales volume in millions of short tons. Venezuela sales volume for Paso Diablo Mine, of which Peabody owns a 25.5% interest. Sales volume for Colorado, Venezuela and Queensland are pro forma for 2004. Reserves based on 2004 proven and probable for areas shown, adjusted for 2005 reserve acquisitions. Queensland market position represents met coal only. Source: Peabody analysis & industry reports. COMPANY REVIEW St. Louis Dominion Terminal Queensland Dalrymple Bay Terminal Port of Newcastle Port of Brisbane Venezuela Port of Santa Cruz Market Position Sales Reserves Wyoming PRB #1 116 3,313 Midwest #1 36 4,035 Southwest #1 19 1,016 Colorado #1 9 280 Appalachia #6 16 651 Queensland #5 8 218 Venezuela #1 7 175 Millions of short tons

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Productivity 33.5 37.5 41.2 48.9 56.7 77.3 89.4 87.6 95.5 90.1 97.37 94.65 95.58 97.7 98.9 Accident Rate 16.1 14.5 12.06 10.33 8.29 6.47 5.65 5.12 4.52 4.47 4.55 4.42 5.39 4.68 4.15 U.S. PRODUCTIVITY U.S. SAFETY Steady Safety & Productivity Improvements 1 Reportable accident incidence rate per 200,000 miner hours worked. 1 Productivity & Safety Improvements COMPANY REVIEW

COMPANY
REVIEW

Strategy One: Manage Safe, Low-Cost Operations

Peabody Tops America's Most Productive Operations

	Company	Mine	Tons/Miner Shift
Surface	**Peabody Energy**	**Rawhide**	**498.7**
	Peabody Energy	**Caballo**	**437.3**
	Peabody Energy	**North Antelope Rochelle**	**425.7**
	Foundation Coal	Eagle Butte	378.5
	Arch Coal	Black Thunder	371.5
Under-ground	**Peabody Energy**	**Twentymile**	**102.6**
	PGH, Inc.	American Eagle	101.6
	Oxbow Carbon	Elk Creek	100.8
	Arch Coal	Sufco	75.3
	CONSOL Energy	Bailey	73.4

Peabody

First quarter 2005. Source: U.S. Department of Labor MSHA data.

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Strategy Two: Use World-Class Sales & Trading Skills to Enhance Value COMPANY REVIEW BTU Fuels >10% of U.S. & 3% of World's Electricity Port of Santa Cruz Dominion Terminal

Strategy Two: Use World-Class Sales & Trading Skills to Enhance Value COMPANY REVIEW BTU Fuels >10% of U.S. & 3% of World's Electricity Countries Served by BTU Peabody Customers Served Peabody Mines Export Terminals COALTRADE Office Dalrymple Bay Terminal Port of Brisbane Port of Newcastle Future India Trading Office China Trading & Business Development Office

Purchase of 7-8 MTPA Of Australian Met Capacity Purchase of 1-2 MTPA of Australian Thermal Capacity Japanese Steel Mill (JSM) Hard Coking Coal BJ Index April 2000 Oct. 2000 April 2001 Oct. 2001 April 2002 Oct. 2002 April 2003 Oct. 2003 April 2004 Oct. 2004 April 2005 Australian Markets Acquisitions to Serve Pacific Rim Source: Barlow Jonker (coalportal.com). JSM Hard Coking based on the price of Goonyella brand hard coking coal sold by BHP Mitsubishi Alliance to the Japanese Steel Mills for the 12-months commencing 1 April each year. BJ index is a spot price for thermal coal (6,700 kcal/kg GAD, ash 15% max, sulfur 0.80% max, and volatile matter 30% min, originating from Newcastle) delivered into the Asian markets. Data as of Aug. 5, 2005. COMPANY REVIEW Index Pricing for Metallurgical & Thermal Coal

Illinois Basin Acquisitions to Serve Growth Markets Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. (Updated Aug. 2, 2005.) OTC Prices for Future Year Delivery Jan 2003 July 2003 Jan 2004 July 2004 Jan 2005 Illinois Basin 12,000 BTU/lb. 5.0 lbs. SO2/MBTU FOB Barge Illinois Basin 12,000 BTU/lb. 2.0 lbs. SO2/MBTU FOB Barge Purchase of Black Beauty Coal Company Purchase of Dodge Hill Purchase of 3 Mines from Lexington Coal Company Coal Prices per Ton July 2005 COMPANY REVIEW

Colorado Markets Acquisitions & Expansions for Growth Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. (Updated Aug. 2, 2005.) OTC Prices for Future Year Delivery Jan 2003 July 2003 Jan 2004 July 2004 Jan 2005 Coal Prices per Ton 11,300 BTU/lb., 1 lb. SO2/MBTU, FOB Rail Purchase of Twentymile Mine from RAG Expansion of Twentymile Mine to 10 MTPA July 2005 COMPANY REVIEW

Jan 2000 July 2000 Jan 2002 July 2003 July 2004 Jan 2001 July 2001 July 2002 Jan 2003 Jan 2004 Jan 2005 Central Appalachia 12,000 BTU/lb. <1% Sulfur FOB Barge Northern Appalachia 13,000 BTU/lb. 3.0-3.4 lbs. SO2/MBTU FOB Rail Development of New Federal No. 2 Operations Kanawha Eagle Joint Venture Development of New Harris Operations Appalachian Markets Strong Demand for Thermal & Met Products OTC Prices for Future Year Delivery Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. (Updated Aug. 2, 2005.) July 2005 Coal Prices per Ton COMPANY REVIEW

OTC Prices for Future Year Delivery Values represent average over-the-counter (OTC) prices per various broker sources for ratable delivery in subsequent calendar year. This is a thinly traded market for small quantities of coal. (Updated Aug. 2, 2005.) Coal Prices per Ton Powder River 8,800 BTU/lb. 0.8 lbs. SO2/MBTU FOB Rail Powder River 8,400 BTU/lb. 0.8 lbs. SO2/MBTU FOB Rail Jan 2000 July 2000 Jan 2002 July 2003 July 2004 Jan 2001 July 2001 July 2002 Jan 2003 Jan 2004 Jan 2005 North Antelope Rochelle Upgrade Rawhide Expansion Purchase of 621 million tons of PRB reserves Purchase of 327 million tons of PRB reserves July 2005 Powder River Basin Markets Reserve Purchases for Organic Growth COMPANY REVIEW

BTU's Ultra-Low Sulfur PRB Coal Warrants a Premium Source: Coal and Energy Price Report, September 2004 and August 4, 2005. $6.50 $13.00 Sept. 2004 (2004 Delivery) August 2005 (2005 Delivery) 8,800 Btu/lb, 0.8 lb/MMBtu SO2 Implied 0.5 lb/MMBtu SO2 Sulfur Premium Index pricing nearly doubles for 8,800 Btu/lb, 0.8 lb/MMBtu SO2 product SO2 allowance prices appreciate dramatically to more than $800 per ton 2004 Q3 Delivery PRB Price vs. 2005 Q4 Delivery COMPANY REVIEW $1.00 $5.50 $2.50 $10.50

CAPP vs. SPRB: Near-Term Economics are Compelling Peabody's Ultra-Low Sulfur Products = Additional Upside SO2 and NOX allowance prices based on spot prices as of June 10, 2005. Central Appalachia delivery via barge to ECAR/Cinergy region. Southern PRB delivery via rail to SERC/Southern Company region. COMPANY REVIEW

BTU Continues to Improve Its Earnings Profile During Strong Markets All markets are strong & BTU offers the most diverse product line Australian met coal priced at US$110 to $125 through first quarter 2006 Most unpriced tons in Powder River Basin $1 per ton PRB price change = $90 million in EBITDA over time 2005 2006 2007 Unpriced 2 40 105 Unpriced Production (Tons in Millions) Unpriced Tons At June 30, 2005 35 - 45 100 - 110 0 - 1 COMPANY REVIEW Significant Upside Due to Unpriced Volume

Strategy Three: Aggressively Manage Our Resource Position for Growth 9+ Billion Tons of Reserves & 400,000+ Surface Acres Transaction Skills Organic Growth Generation Development Pipeline of Growth Opportunities COMPANY REVIEW

Peabody Positioned for Long-Term Growth in the PRB Annual Powder River Basin demand expected to grow 100 million tons from 2004 to 2010 Peabody has acquired nearly 950 million tons of federal coal leases since July 2004 Ultra-low sulfur, premium Btu coal Enhances optimization of mine plans for lowest costs Contiguous with existing operations Last series of high-Btu leases to be auctioned for several years New 30+ million ton per year ultra-low sulfur mine to be developed in 800 million ton reserve block Lease Acquisition Summary COMPANY REVIEW Acquisition & Existing Reserve Base: 9.6 Billion Tons Source: EIA annual Energy Outlook 2005, Table 90.

The planned Prairie State Energy Campus in Washington County, Ill. Mine-mouth model - a 20% to 40% cost advantage vs. plants served by rail Agreement with partners for 47% of Prairie State Preliminary agreement with Fluor as EPC contractor for Prairie State Final air quality permits working through appeals process Mine permit just issued Provides model for others considering new plants Two 1,500 MW Generating Stations Under Development www.PrairieStateEnergyCampus.com COMPANY REVIEW Ultra-Clean Generating Plants Unlock the Value in Our Reserve Base

2000 2001 2002 2003 2004 -61 16 105.5 95 178 Peabody Energy's Record is Unmatched 2000 2001 2002 2003 2004 331 381 406.1 410.3 559 EBITDA $331 In millions. All years based on calendar 12-month performance. Excludes operations discontinued in 2001. 1 Income from continuing operations, excluding charges related to 2003 pre-tax debt extinguishment. 2000 2001 2002 2003 2004 2323 2589 2717 2829 3632 Revenues $2,323 Income1 $(61) $3,632 $559 $175 $2,577 $2,717 $2,815 $378 $406 $410 $16 $106 $82 COMPANY REVIEW

Record Financial Results for the First Half of 2005 Revenues increase 29% to $2.19 billion Operating profit more than doubles to $210 million EBITDA rises 56% to $382 million Net income increases 129% to $147 million 2-for-1 stock split effective March 2005 Dividend increased 27% in July 2005 Board authorizes repurchase of up to 5% of shares Investment grade rating from Fitch for senior credit facility Named to Fortune 500 COMPANY REVIEW

U.S. Coal Industry Subject to Very Long Market Cycles Nominal dollars. Source: Bureau of Mines prior to 1949, EIA data 1949 - 2002. Peabody estimates 2003-2004. U.S. Bituminous Coal Prices COMPANY REVIEW

BTU's Strategies Deliver Continued Growth EBITDA & EPS Best leverage to strong global coal markets Numerous organic growth opportunities Track record of accretive acquisitions High-return generation projects Aggressive management of unmatched resource base Strong balance sheet to capture opportunities Participation in "Btu Conversion" technologies Opportunities Excludes discontinued operations, early debt extinguishment and cumulative effect of accounting changes. Earnings per share values reflect March 2005 2-for-1 stock split. Targets were announced on July 19, 2005 and are provided for historical purposes only. They have not been updated to reflect possible changes in expectations or current views. $381 $406 $410 $559 $1.38 EBITDA (Dollars in Millions) TARGET 7/19/05 $775 - $875 $2.50 - $3.10 Earnings Per Share (Split-Adjusted) COMPANY REVIEW

UBS Energy Presentation August 2005 PEABODY ENERGY